                                                                EXHIBIT 10.42

                            SUBORDINATION AGREEMENT

        THIS SUBORDINATION AGREEMENT (the "Agreement"), dated as of December 23, 1996, between SUN PHARMA GLOBAL, INC., a company registered in the British Virgin Islands and having its administrative offices at 12850 Dubai, U.A.E. ("Lender"); JAY F. JOLIAT, INDIVIDUALLY, AND AS TRUSTEE OF THE JAY F. JOLIAT QUALIFIED TERMINABLE INTEREST MARITAL TRUST, U/A/D 4/8/82, whose address is 1411 North Woodward, Suite 300, Birmingham, Michigan 48009 ("Joliat"); DAVID A. HAGELSTEIN, INDIVIDUALLY, AND AS TRUSTEE OF THE TTEE DAVID HAGELSTEIN TRUST, U/A/D 10-27-93, whose address is 1411 North Woodward, Suite 313, Birmingham, Michigan 48009 ("Hagelstein"); and JOHN R. MORRIS, whose address is Biotrade A.G., Alte Steinhauserstr, 21, CH-6330 Cham Switzerland ("Morris")
(hereinafter Joliat, Hagelstein and Morris each collectively referred to as "Subordinating Creditors") and CARACO PHARMACEUTICAL LABORATORIES, LTD., a Michigan corporation, whose address is 1150 Elijah McCoy Dr., Detroit, Michigan 48202 (the "Borrower").

                                R E C I T A L S:

        On the date hereof, Borrower is indebted to the Subordinated Creditors in the aggregate amount of $890,000 pursuant to various loan agreements, security agreements and secured promissory notes (the "Loan Documents").

        Borrower, on the date hereof, is borrowing $350,000 from Lender pursuant to that certain Secured Promissory Note of even date herewith and Security Agreement of even date herewith (the "Sun Loan Agreements").

        Lender desires to loan $350,000 to Borrower, and Subordinating Creditors desire to accommodate Lender and Borrower by subordinating their right to payment and subordinating their security interests under their Loan Documents (herein collectively referred to as the "Property").

        NOW, THEREFORE, as an inducement to and in consideration of the advancement of funds by Lender, the parties agree as follows:

        1. SUBORDINATION OF SUBORDINATED DEBT. The $890,000 in indebtedness of Borrower to Subordinating Creditors, and all payments of monies by Borrower to Subordinating Creditors due or to become due pursuant to the Loan Documents (hereinafter referred to as "Subordinated Debt") and all security interests granted to Subordinating Creditors in the Property for said Subordinated Debt shall be subordinated and postponed to the prior payment and satisfaction in full of any and all indebtedness of Borrower to Lender pursuant to the Sun Loan Agreements.

        2. SURVIVAL. This subordination by Subordinating Creditors of the Subordinated Debt shall survive and shall remain in full force and effect in the event of any administration of the Property and/or affairs of Borrower arising from any assignment for the benefit of creditors, bankruptcy, receivership, liquidation or other like proceedings; and no delay, forbearance, or omission by Lender in the exercise of any right or power accruing to it upon any default in the performance hereof by the other parties hereto shall impair any such right or power or shall be construed to be a waiver of any such default or acquiescence therein.

        3. RECEIPT OF PAYMENTS. In the event that Subordinating Creditors shall receive any payment(s) from Borrower in violation of this Agreement, whether such payment be in cash or otherwise, Subordinating Creditors shall be liable and accountable to Lender therefor, shall be deemed to have received such payment in trust for the use and benefit of Lender, shall not commingle the same with any other funds and shall pay over and deliver such payment to Lender immediately, to be applied upon the indebtedness of Borrower to Lender under the Sun Loan Agreements.

        4. ACCELERATION. In the event that Borrower, in violation of this Agreement, shall make payment of any part of the Subordinated Debt, whether such payment be in cash or otherwise, then and in such event, all Indebtedness of Borrower to Lender shall be immediately due and payable.

        5. SUBORDINATION OF PROPERTY. Subordinating Creditors subordinate all of their interest in the Property until termination of the Sun Loan Agreements executed between Lender and Borrower, and further provided that all indebtedness due Lender from Borrower shall have been paid in full as therein provided for.

        6. WARRANTIES AS TO PROPERTY. Subordinating Creditors and Borrower warrant to Lender, that Lender's rights, and the validity and enforceability thereof, as the prior and perfected secured creditor of Borrower and as the holder of a first and prior security interest in the Property, shall be irrespective of the time or order of attachment or perfection of security interests, or of the time or order of execution or filing of any Financing Statement(s).

        7. FUTURE ACTION. Subordinating Creditors further covenant and agree that they shall take whatever steps are necessary, from time to time, in the opinion of lender, to evidence and acknowledge and/or confirm and/or consent to the priority, perfection and validity of the security interests of Lender in the Property, including but not by way of limitation, amendment to their Financing Statement(s) previously filed with respect to the Property.

        8. EVENT OF DEFAULT. Subordinating Creditors further covenant, agree and acknowledge that in the event of default of Borrower to Subordinating Creditors (other than defaults relating to the payment of the Subordinated Debt herein restricted) to give prompt notice thereof to Lender.

        9. TRANSFER. Subordinating Creditors hereby transfer and assign to Lender, as collateral security for any and all said obligations of Borrower to Lender, all of the said claims or demands of Subordinating Creditor against Borrower, with full right on the part of Lender, in its own name or in the name of Subordinating Creditors, to collect and enforce said claims, by suit, proof of debt in bankruptcy, or other liquidation proceedings, or otherwise. Should any payment or security be received by Subordinating Creditors for or on account of any of said claims or demands, prior to the satisfaction of all said obligations and the indebtedness to Borrower to Lender pursuant to the Sun Loan Agreements, Subordinating Creditors will forthwith deliver same to Lender, in precisely the form received for application on account of Borrower's obligations to Lender and, until so delivered, same shall be held in trust by Subordinating Creditors as the property of Lender.

        10. NO LEGAL OR OTHER ACTION. Subordinating Creditors further covenant and agree that until the payment in full of any and all indebtedness of Borrower to Lender pursuant to the Sun Loan Agreements, they shall take no legal other action to collect or enforce their rights under their respective Loan Documents with respect to the Subordinated Debt.

        11. CONSENTS. The subordination of Subordinating Creditors shall in no way be affected or impaired by, and Subordinating Creditors hereby irrevocably consent to: (a) any amendment, alternation, extension, renewal, waiver, indulgence or other modification of the Sun Loan Agreements; (b) any settlement or compromise in connection with the Sun Loan Agreements; (c) any substitution, exchange, release or other disposition of all or any part of the Sun Loan Agreements; and (d) any failure, delay, neglect, act or omission by Lender to act in connection with the Sun Loan Agreements.

        12. ASSIGNMENT. Subordinating Creditors further covenant and agree that until the payment in full of any and all indebtedness of Borrower to Lender pursuant to the Sun Loan Agreements, they shall not assign their respective Loan Documents or any of their respective interests in such Loan Documents to any other person ("Transferee") without the consent of Lender, which will not be unreasonably withheld, and the written agreement of such Transferee to be bound by all of the terms and conditions of this Agreement.


        13. ENTIRE AGREEMENT. Except as otherwise stated in this Agreement, this Agreement and the Sun Loan Agreements contain the entire understanding of the parties with respect to its subject matter, and supersedes all prior and contemporaneous agreements,understandings and negotiations. No parol evidence of prior or contemporaneous agreements, understandings or negotiations shall govern or be used to construe or modify this Agreement, or any of the Sun Loan Agreements. No modification or alternation of this Agreement shall be deemed effective unless in writing and signed by the parties.

        14. GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Michigan.

        15. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which shall constitute one agreement. The signature of any party to any counterpart shall be deemed to be a signature to, and may be appended to, any other counterpart.

        16. NEITHER LENDER NO ANY OF IS EMPLOYEES, AGENTS OR ATTORNEYS SHALL BE LIABLE TO BORROWER AND THE SUBORDINATING CREDITORS FOR CONSEQUENTIAL OR SIMILAR DAMAGES ARISING FROM ANY BREACH OF CONTRACT, TORT OR OTHER WRONG RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT RELATING HERETO.

        17. BORROWER, LENDER AND THE SUBORDINATING CREDITORS HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS NOTE OR ANY INSTRUMENT OR

DOCUMENT DELIVERED PURSUANT HERETO. THIS WAIVER IS INFORMED AND FREELY MADE.

        18. EXCEPTION. Notwithstanding the foregoing, that certain loan by Joliat and/or his affiliates pursuant to that certain Secured Promissory Short Term Demand Note dated December 19, 1996 in the amount of $65,000 and that Certain Security Agreement dated December 19, 1996 granting a security interest in the Property shall be senior to Lender's security interest in the Property and such debt shall be paid in full by Borrower promptly upon receipt of the $350,000 loan by Lender to Borrower pursuant to the Sun Loan Agreements. Upon payment in full of the $65,000, together with interest, the security interest of Joliat and/or his affiliates in the Property securing the $65,000 loan shall terminate and Joliat and/or his affiliates shall file a termination of their financing statement with respect to the Property securing the $65,000 loan.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed, sealed and delivered as of the date first above written.


LENDER:                                     BORROWER:

SUN PHARMACEUTICAL                          CARACO PHARMACEUTICAL
                                            LABORATORIES, INC.

By:  /s/  DILIP SHANGHVI                    By:  WILLIAM R. HURD
   -------------------------------             --------------------------------
   Dilip Shanghvi                              William R. Hurd
   Its:                                        Its: President

SUBORDINATING CREDITORS:

         JAY F. JOLIAT
----------------------------------
Jay F. Joliat, Individually, and as Trustee of the Jay F. Joliat Qualified Terminable
Interest Marital Trust u/a/d 4/8/82

       DAVID A. HAGELSTEIN
----------------------------------
David A. Hagelstein, individually, and
as Trustee of the TTEE David Hagelstein
Trust, u/a/d/ 10/27/93

               N/A
----------------------------------
John R. Morris